SIMON DEBARTOLO GROUP, L.P.


                                     Issuer


                                       and


                           SIMON PROPERTY GROUP, L.P.


                                    Guarantor


                                       and


                            THE CHASE MANHATTAN BANK


                                     Trustee







                                    Indenture


                          Dated as of November 26, 1996


                                 Debt Securities

         INDENTURE, dated as of November 26, 1996, between Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer"), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, Simon Property Group, L.P., a Delaware limited partnership (the "Guarantor"), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, and The Chase Manhattan Bank, a New York banking corporation, as Trustee hereunder (the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, NY 10001.

                      RECITALS OF THE ISSUER AND GUARANTOR

         The Issuer deems it necessary to issue from time to time for its lawful purposes debt securities (hereinafter called the "Securities") as to which the due and punctual payment of the principal of, premium if any, interest on, and any other amounts payable with respect to, the Securities whether at Maturity, on redemption, by declaration of acceleration or otherwise in accordance with this Indenture and the terms of the Securities, is guaranteed by the Guarantor (the "Guarantee") evidencing its unsecured and unsubordinated indebtedness, and the Issuer and the Guarantor have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary to make this Indenture a valid agreement of the Issuer and Guarantor, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 101.  DEFINITIONS.  For all purposes of this
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the TIA;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;
         and

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.

         "Additional Amounts" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Issuer pursuant to Section 1012 in respect of certain taxes, duties, assessments or other governmental charges imposed on certain Holders and which are owing to such Holders.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.

         "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Bankruptcy Law" has the meaning specified in Section 501.

         "Bearer Security" means any Security established pursuant to Section 201 which is payable to bearer.

         "Board of Directors" means the board of directors of the General Partner or any committee of that board duly authorized to act hereunder.

         "Board of Directors of the Company" means the board of directors of the Company, as general partner of the Guarantor, or any committee of that board duly authorized to act hereunder.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the General Partner or the Company, as the case may be, to have been duly adopted by the Board of Directors of the General Partner, on behalf of the Issuer, or of the Company, on behalf of the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

         "CEDEL" means Centrale de Livraison de Valeurs
Mobilieres, S.A., or its successor.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

         "Common Depositary" has the meaning specified in
Section 304(b).

         "Company" means the managing general partner of the Guarantor, which on the date of execution of this Indenture is Simon DeBartolo Group, Inc., a Delaware corporation.

         "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

         "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 450 West 33rd Street, 15th Floor, New York, NY 10001.

         "corporation" includes corporations, associations, partnerships, companies and business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer
Security.

         "Custodian" has the meaning specified in Section 501.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "DTC" has the meaning specified in Section 304(b).

         "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear
System.

         "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic
Energy Community.

         "European   Monetary   System"  means  the  European   Monetary  System
established by the Resolution of December 5, 1978 of the Council of the European Communities.

         "Event of Default" has the meaning specified in Article Five.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Date" has the meaning specified in Section 304(b).

         "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

         "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis.

         "General Partner" means the managing general partner of the Issuer, which on the date of execution of this Indenture is SD
Property Group, Inc. (formerly DeBartolo Realty Corporation), an
Ohio corporation.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

         "Guarantee" means the guarantee by the Guarantor of the guaranteed obligations referred to in Section 1701.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor.

         "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any Coupon, shall mean the bearer thereof.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; PROVIDED, HOWEVER, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1012, includes such Additional Amounts.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Issuer" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor.

         "Issuer Request" and "Issuer Order" mean, respectively, a written request or order signed in the name of the Issuer by the General Partner by its Chairman of the Board, the Chief Executive Officer, the President or a Vice
President, and by its Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the General Partner, and delivered to the Trustee.

         "Make-Whole Amount" means the amount, if any, in addition to principal, which is required by a Security, under the terms and conditions specified therein or as otherwise specified as contemplated by Section 301, to be paid by the Issuer to the Holder thereof in connection with any optional redemption and/or accelerated payment of such Security. In any case in which a Make-Whole Amount is provided for with respect to a Security, such amount shall be treated as premium for all purposes of this Indenture.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, notice of redemption, notice of option to elect repayment or otherwise.

         "Merger" means the transaction and other related transactions, consummated on August 9, 1996, pursuant to the agreement and plan of merger among Simon Property Group, Inc. ("SPG"), an acquisition subsidiary of SPG and DeBartolo Realty Corporation ("DRC").

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the General Partner, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Guarantor or who may be an employee of or other counsel for the Issuer or the Guarantor and who shall be satisfactory to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Guarantor) in trust or set aside and segregated in trust by the Issuer or the Guarantor, as the case may be (if the Issuer or the Guarantor, as the case may be, shall act as its own Paying Agent), for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Issuer or the Guarantor has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Issuer, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) Securities owned by the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or of such other obligor.

         "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities or Coupons on behalf of the Issuer or the Guarantor, as the case may be.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of or within any series, means the place or places where the principal of (and premium, if any) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen Coupon appertains.

         "Premium," when used with respect to a Security which provides for the payment of a Make-Whole Amount pursuant to Section 1004, includes such Make-Whole Amount.

         "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" shall mean any Security which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

         "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

         "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

         "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities, together with the Guarantees, authenticated and delivered under this Indenture; PROVIDED, HOWEVER, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X promulgated under the Securities Act) of the Issuer.

         "Special Record Date" shall have the meaning specified in
Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a Person, a majority of the outstanding voting stock, partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Issuer, the Guarantor or by one or more other Subsidiaries, as the case may be. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, trustees or managers, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; PROVIDED, HOWEVER, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905; PROVIDED; HOWEVER, that, in the event the TIA is amended after such date, "Trust Indenture Act" or "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "United States Person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

         "Yield to Maturity," when used with respect to any Security, means the yield to maturity of such Security, computed at the time of issuance of such Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

         SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 1011) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the General Partner, in the name of the Issuer, may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the General Partner, in the name of the Issuer, stating that the information as to such factual matters is in the possession of the Issuer, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities in whole or in part, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer or the Guarantor, as the case may be. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Issuer or the Guarantor and any agent of the Trustee, the Issuer and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

         (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Issuer and the Guarantor may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

         (e) If the Issuer or the Guarantor shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer or Guarantor may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but neither the Issuer nor the Guarantor shall have any obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 105. NOTICES, ETC., TO TRUSTEE, ISSUER AND/OR GUARANTOR. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Issuer or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this

         Indenture or at any other address previously furnished in writing to the Trustee by the Issuer or the Guarantor, as the case may be.

         SECTION 106. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice of any event to Holders of Registered Securities by the Issuer, the Guarantor or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given if published in an Authorized Newspaper in New York City and in such other city or cities as may be specified in such Securities on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

         If by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to any particular Holder of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


         SECTION 107. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 108. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Issuer or the Guarantor shall bind its successors and assigns, whether so expressed or not.

         SECTION 109. SEPARABILITY CLAUSE. In case any provision in this Indenture or in any Security or Coupon or Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 110. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, the Coupons or the Guarantee, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 111. GOVERNING LAW. This Indenture and the Securities, the Coupons and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 112. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or Coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity, PROVIDED that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, to such next succeeding Business Day.

                                   ARTICLE TWO

                       FORMS OF SECURITIES AND GUARANTEES

         SECTION 201. FORMS OF SECURITIES AND GUARANTEES. The Registered Securities, if any, of each series and the Guarantee related thereto, and the Bearer Securities, if any, of each series, related Coupons and the Guarantee related thereto, shall be in substantially the forms as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution of the General Partner in accordance with Section 301 and 1701, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer or Guarantor may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. Any form of Security and Guarantee related thereto approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Issuer and Guarantor.

         Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest Coupons attached.

         The definitive Securities and the Guarantee related thereto and Coupons, if any, shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

         SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                            THE CHASE MANHATTAN BANK
                             as Trustee


                            By ____________________________
                               Authorized Officer


         SECTION 203. SECURITIES ISSUABLE IN GLOBAL FORM. If Securities of or within a series are issuable in global form, as specified as contemplated by
Section 301, then, notwithstanding clause (9) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Trustee pursuant to Section 303 or
304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to
Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Issuer and the Issuer delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

         Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or CEDEL.


                                 ARTICLE THREE

                                 THE SECURITIES

         SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions of the General Partner or pursuant to authority granted by one or more Board Resolutions of the General Partner and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate of the General Partner, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable, each of which, if so provided, may be determined from time to time by the Issuer with respect to unissued Securities of the series when issued from time to time:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1305);

                  (3) the percentage of the principal amount at which the Securities of the series will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon acceleration of maturity thereof;

                  (4) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of the series shall be payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                  (6) the place or places, if any, other than or in addition to the Borough of Manhattan, New York City, where the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, exchange or conversion and notices or demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served;

                  (7) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, if the Issuer is to have the option;

                  (8) the obligation, if any, of the Issuer to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $5,000 and any integral multiple thereof, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

                  (10) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

                  (12) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated;

                  (13)  whether  the amount of  payments  of  principal  of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

                  (14) whether the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

                  (15) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (16) any deletions from, modifications of or additions to the Events of Default or covenants of the Issuer with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                  (17) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without Coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without

         Coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of the series are to be issuable as a global Security, the identity of the depositary for such series;

                  (18) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (19) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in
         Section 304;

                  (20) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen;

                  (21) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

                  (22) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

                  (23) whether and under what circumstances the Issuer will pay Additional Amounts as contemplated by Section 1012 on the Securities of the series to any Holder who is not a United States Person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

                  (24) whether the Issuer will pay a Make-Whole Amount, in addition to principal, in connection with any optional redemption and/or accelerated payment with respect to the Securities of the series and, if so, the manner of calculation and other terms with respect to the payment of such Make-Whole Amount;

                  (25) with respect to any Securities that provide for optional redemption or prepayment upon the occurrence of certain events (such as a change of control of the Issuer), (i) the possible effects of such provisions on the market price of the Issuer's or Simon DeBartolo Group, Inc.'s securities or in deterring certain mergers, tender offers or other takeover attempts, and the intention of the Issuer to comply with the requirements of Rule 14e-1 under the Exchange Act and any other applicable securities laws in connection with such provisions;
         (ii) whether the occurrence of the specified events may give rise to cross-defaults on other indebtedness such that payment on such Securities may be effectively subordinated; and (iii) the existence of any limitation on the Issuer's financial or legal ability to repurchase such Securities upon the occurrence of such an event (or, if true, the lack of assurance that such a repurchase can be effected) and the impact, if any, under the Indenture of such a failure, including whether and under what circumstances such a failure may constitute an Event of Default; and

                  (26) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

         If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions of the General Partner, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the General Partner and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the General Partner setting forth the terms of the Securities of such series.

         SECTION 302. DENOMINATIONS. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section
301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than Bearer Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $5,000 and any integral multiple thereof.

         SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities and any Coupons appertaining thereto shall be executed on behalf of the Issuer by the General Partner by its Chairman of the Board, its Chief Executive Officer, President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by the General Partner's Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and Coupons, if any, may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

         Securities or Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the General Partner shall bind the Issuer notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or Coupons.

         The Guarantee on any Security shall be executed as provided in Section 1702 of this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver to the Trustee for authentication Securities of any series, together with any Coupon appertaining thereto and with any related Guarantee endorsed thereon by the Guarantor, executed on behalf of the Issuer as set forth above, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and PROVIDED FURTHER that, unless otherwise specified with respect to any series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate to Euroclear or CEDEL, as the case may be, in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 301, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and cancelled.

         If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Section 315(a) through 315(d)) shall be fully protected in relying upon the documents required by Section 102.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate otherwise required pursuant to Section 301 or an Issuer Order, or an Opinion of Counsel or an Officers' Certificate otherwise required pursuant to the preceding paragraph or
Section 102 at the time of issuance of each Security of such series, but such order, opinion and certificates, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

         Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

         No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or Security to which such Coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 304. TEMPORARY SECURITIES. (a) Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution of the General Partner), if temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and PROVIDED FURTHER that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         (b) Unless otherwise provided in or pursuant to a Board Resolution of the General Partner, this Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of The
Depository Trust Company ("DTC"). If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and CEDEL, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

         Without unnecessary delay, but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Issuer. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; PROVIDED, HOWEVER, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to Section 301; and PROVIDED FURTHER that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

         Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and CEDEL to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section
301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Issuer.

         SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Issuer in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Issuer in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. Unless otherwise provided with respect to a series of Registered Securities as contemplated by
Section 301, the Trustee is hereby appointed "Security Registrar" for each series of Registered Securities until a successor has been appointed by a Board Resolution of the General Partner or an instrument executed on behalf of the General Partner by its Chairman of the Board, President or one of its Vice Presidents and delivered to the Trustee. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

         Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities (having the Guarantees duly endorsed thereon) of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

         Subject to the provisions of this Section 305, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any such Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities (having the Guarantees duly endorsed thereon) which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, Bearer Securities may not be issued in exchange for Registered Securities.

         If (but only if) permitted by the applicable Board Resolution and (subject to Section 303) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on
(i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depositary for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected or approved by the Issuer or to a nominee of such successor to DTC. If at any time DTC notifies the Issuer that it is unwilling or unable to continue as depositary for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act, if so required by applicable law or regulation, the Issuer shall appoint a successor depositary with respect to such global Security or Securities. If (x) a successor depositary for such global Security or Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depositary for such global Security or Securities or (z) the Issuer, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities, then the Issuer shall execute, and the Trustee shall authenticate and deliver definitive Securities (having the Guarantees duly endorsed thereon) of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by
Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Issuer shall execute, and the Trustee shall authenticate and deliver definitive Securities (having the Guarantees duly endorsed thereon) in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depositary as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer's agent for such purpose; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and PROVIDED FURTHER that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

         The Issuer or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except that, to the extent provided with respect to such Bearer Security, such Bearer Security may be exchanged for a Registered Security of that series and of like tenor, PROVIDED that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

         SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN
SECURITIES. If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee or the Issuer, together with, in proper cases, such security or indemnity as may be required by the Issuer or the Trustee to save each of them or any agent of either of them harmless, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

         If there shall be delivered to the Issuer, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer, the Guarantor or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (with all appurtenant Coupons not destroyed, lost or stolen), a new Security (having the Guarantees duly endorsed thereon) of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

         Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains, pay such Security or Coupon; PROVIDED, HOWEVER, that payment of principal of (and premium, if any), any interest on and any Additional Amounts with respect to, Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

         Upon the issuance of any new Security under this Section (having the Guarantees duly endorsed thereon), the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series with its Coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security and its Coupons, if any, or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their Coupons, if any, duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

         SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 1002; PROVIDED, HOWEVER, that each installment of interest on any Registered Security may at the Issuer's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account maintained by the payee located inside the United States.

         Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by wire transfer to an account maintained by the payee with a bank located outside the United States.

         Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

         In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer or the Guarantor, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Issuer or the  Guarantor  may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Issuer or the Guarantor shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a record date (a "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The
         Trustee shall promptly notify the Issuer or the Guarantor of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Issuer, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  (2) The Issuer or the Guarantor may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer or the Guarantor to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 308. PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and none of the Issuer, the Guarantor or the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

         Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         No owner of any beneficial interest in any global Security held on its behalf by a depositary shall have any rights under this Indenture with respect to such global Security, and such depositary may be treated by the Issuer, the Guarantor and the Trustee, and any agent of the Issuer, the Guarantor or the Trustee as the owner and Holder of such global Security for all purposes whatsoever. None of the Issuer, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Issuer, the Guarantor or the Trustee or any agent of the Issuer, the Guarantor or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

         SECTION 309. CANCELLATION. All Securities and Coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons and Securities and Coupons surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it; provided, however, where the Place of Payment is located outside of the United States, the Paying Agent at such Place of Payment may cancel the Securities surrendered to it for such purposes prior to delivering the Securities to the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Issuer shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Issuer, unless by an Issuer Order the Issuer directs their return to it.

         SECTION 310. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Issuer Request cease to be of further effect with respect to any series of Securities specified in such Issuer Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1012), and the Trustee, upon receipt of an Issuer Order, and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

                  1.       either

                           (a) all Securities of such series theretofore authenticated and delivered and all Coupons, if any, appertaining thereto (other than (i) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305,
                  (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (b) all Securities of such series and, in the case of (i) or (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                  (i)      have become due and payable, or

                  (ii)     will become due and payable at their
Stated Maturity within one year, or

                  (iii) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has irrevocably (except as provided in the second proviso to Section 403) deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such Coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  2. the Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer or the Guarantor; and

                  3. the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee and any predecessor Trustee under
Section 606, the  obligations  of the Issuer to any  Authenticating  Agent under
Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                  Notwithstanding the reference to premium under subclause (B) of clause (1) of this Section, the Issuer shall not be required to deposit pursuant thereto any premium that would be payable on the Securities of such series only upon acceleration of the Maturity thereof pursuant to Section 502.

         SECTION 402. APPLICATION OF TRUST FUNDS. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), and any interest and Additional Amounts for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

         SECTION 403. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money in accordance with Section 402 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 402; PROVIDED that, if the Issuer has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent; provided further that, if the Issuer's obligations are revived and reinstated as herein provided, the Trustee or Paying Agent shall, upon Issuer Request, discharge from trust and pay to the Issuer all funds (together with the earnings thereon, if any) previously deposited therewith pursuant to Section 402 and thereupon the Issuer, the Trustee, any Paying Agent and the Holders of the Securities of such series shall be restored severally and respectively to their former positions hereunder as if no satisfaction and discharge had been effected.


                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501. EVENTS OF DEFAULT. "Event of Default," wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of that series or of any Coupon appertaining thereto, when such interest, Additional Amounts or Coupon becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series;
         or

                  (4) default in the performance, or breach, of any covenant or warranty of the Issuer or Guarantor in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any evidence of recourse indebtedness of the Issuer or the Guarantor, or under any mortgage, indenture or other instrument of the Issuer or the Guarantor (including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any recourse indebtedness of the Issuer or the Guarantor (or of any Subsidiary, the repayment of which the Issuer or the Guarantor has guaranteed or for which the Issuer or the Guarantor is directly responsible or liable as obligor or guarantor), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $30,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $30,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer or the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Issuer or the Guarantor to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

         (6)      the Issuer, the Guarantor or any Significant
         Subsidiary pursuant to or within the meaning of any Bankruptcy
         Law:

                           (A)      commences a voluntary case,

                           (B) consents to the entry of an order for relief against it in an involuntary case,

                           (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its creditors; or

                  (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Issuer, the Guarantor or any Significant Subsidiary in an involuntary case,

                           (B) appoints a Custodian of the Issuer, the Guarantor or any Significant Subsidiary or for all or substantially all of the property of the Issuer, the Guarantor or any Significant Subsidiary, or

                           (C) orders the liquidation of the Issuer, the Guarantor or any Significant Subsidiary,

         and the order or decree remains unstayed and in effect for 90 days; or

                  (8) any other Event of Default provided with respect to Securities of that series.

As used in this Section 501, the term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

         SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing (other than an Event of Default specified in Section 501(6) or (7)), then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all of the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof and Make-Whole Amount, if any, shall become immediately due and payable. If an Event of Default specified in Section 501(6) or (7) with respect to Securities of any series at the time Outstanding occurs and is continuing, then, and in every such case, the principal amount (or, if any Securities of that series are Original Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all of the Securities of that series shall become and be immediately due and payable without any declaration or other action on the part of the Trustee or any Holder.

         At any time after such acceleration with respect to Securities of any series has occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such acceleration and its consequences if:

                  (1) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay in the currency or currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

                           (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of that series and any related Coupons,

                           (B) the  principal of (and  premium,  if any, on) any
                  Outstanding Securities of that series which have become due otherwise than by such acceleration, together with interest thereon at the rate or rates borne by or provided for in such Securities,

                           (C) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any amounts due the Trustee and any predecessor Trustee under Section 606; and

                  (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of, and the Make-Whole Amount, if any, on, Securities of that series which have become due solely by reason of such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR
ENFORCEMENT BY TRUSTEE.  The Issuer covenants that if:

                  (1) default is made in the payment of any installment of interest or Additional Amounts, if any, on any Security of any series and any related Coupon when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at its Maturity,

then the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series and Coupons, the whole amount then due and payable on such Securities and Coupons for principal (and premium, if any) and interest and Additional Amounts, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee and any predecessor Trustee under Section 606.

         If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon such Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Securities of such series, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related Coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.  In case of the pendency of any receivership, insolvency, liquidation,
bankruptcy,  reorganization,   arrangement,  adjustment,  composition  or
other judicial proceeding relative to the Issuer or any other obligor upon the Securities or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee and any predecessor Trustee under Section 606) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and Coupons to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or Coupon in any such proceeding.

         SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS. All rights of action and claims under this Indenture or any of the Securities or Coupons or the related Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee and any predecessor Trustee under Section 606, be for the ratable benefit of the Holders of the Securities and Coupons in respect of which such judgment has been recovered.

         SECTION 506. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest and any Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities and Coupons for principal (and premium, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal (and premium, if any), interest and Additional Amounts, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Issuer.

         SECTION 507. LIMITATION ON SUITS. Subject to Section 508, no Holder of any Security of any series or any related Coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, IF ANY, INTEREST AND ADDITIONAL AMOUNTS. Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of, such Security or payment of such Coupon on the respective due dates expressed in such Security or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Security or Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Issuer, the Guarantor, the Trustee and the Holders of Securities and Coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or Coupons, as the case may be.

         SECTION 512. CONTROL BY HOLDERS OF SECURITIES. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, PROVIDED that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities not joining therein.

         SECTION 513. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related Coupons waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series or any related Coupons, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 514. WAIVER OF USURY, STAY OR EXTENSION LAWS. The Issuer and the Guarantor each covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 515. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuer or the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and Coupons of such series; and PROVIDED FURTHER that in the case of any default or breach of the character specified in Section 501(4) with respect to the Securities and Coupons of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

         SECTION 602. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of TIA Section 315(a) through 315(d):

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order (other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related Coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney following reasonable notice to the Issuer;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (9) the Trustee shall not be charged with knowledge of any default (as defined in Section 601) or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (a) a Responsible Officer shall have actual knowledge of such default or Event of Default or (b) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

         SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Issuer, and the recitals contained in the Guarantee shall be taken as the statements of the Guarantor and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture of the Securities, or of the related Guarantee or Coupons. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

         SECTION 604. MAY HOLD SECURITIES. The Trustee, any Paying Agent, the Security Registrar, any Authenticating Agent or any other agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and Coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

         SECTION 605. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.

         SECTION 606. COMPENSATION AND REIMBURSEMENT. The Issuer agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2)  except  as  otherwise   expressly   provided  herein,  to
         reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities or any Coupons.

         The provisions of this Section shall survive the resignation or removal of any Trustee, the discharge of the Issuer's obligations pursuant to Article Four hereof, and the termination of this Indenture.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or (7), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee, the Issuer and the Guarantor.

         (d)      If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Issuer, the Guarantor or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Issuer, the Guarantor or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Issuer, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

         (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Issuer and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the
Securities  of one or  more  series  shall  execute  and  deliver  an  indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or Coupons shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or Coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or Coupons. In case any Securities or Coupons shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or Coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Issuer and the Guarantor. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an

Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and the Guarantor and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Issuer and the Guarantor. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                            THE CHASE MANHATTAN BANK
                             as Trustee


                            By: ____________________________,
                                 as Authenticating Agent

                            By: ____________________________
                                 Authorized Officer



                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

         SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS. Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Guarantor nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA
Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 702. REPORTS BY TRUSTEE. Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c) a brief report dated as of such May 15 if required by TIA Section 313(a).


         SECTION 703.  REPORTS BY ISSUER.  The Issuer will:

                  (1) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (2) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to Section 1010 and paragraph (1) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         SECTION 704. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Issuer will furnish or cause to be furnished to the
Trustee:

         (a) semiannually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semiannually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished,

PROVIDED, HOWEVER, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.



                                  ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

         SECTION 801. CONSOLIDATIONS AND MERGERS OF ISSUER OR GUARANTOR, AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Issuer or the Guarantor may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation, PROVIDED that in any such case, (1) the Issuer or the Guarantor, as the case may be, shall be the continuing corporation, or the successor corporation shall be a corporation organized and existing under the laws of the United States or a State thereof and such successor corporation shall expressly assume the obligations of the Guarantee, in the case of the Guarantor, or the due and punctual payment of the principal of (and premium, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 1012) on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer or the Guarantor, as the case may be, by supplemental indenture, complying with Article Nine hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such corporation and (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or the Guarantor or any Subsidiary as a result thereof as having been incurred by the Issuer or the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing. Notwithstanding anything to the contrary in this Section 801, the Guarantor may be merged into the Issuer, or sell and/or transfer to the Issuer all or substantially all of its assets, in each case, without compliance with any of the requirements set forth in this Article Eight. Promptly following any such transaction, the Issuer shall give notice to the Trustee of the consummation of such transaction. Except as provided for in this Section 801, neither the Issuer nor the Guarantor may consolidate with or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person.

         SECTION 802. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer or the Guarantor, as the case may be, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer or the Guarantor, any or all of the Securities or Guarantees issuable hereunder which theretofore shall not have been signed by the Issuer or the Guarantor, as the case may be, and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer or Guarantor, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities or Guarantees which previously shall have been signed and delivered by the officers of the Issuer or the Guarantor, as the case may be, to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         SECTION 803. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL. Any consolidation, merger, sale, lease or conveyance permitted under Section 801 or a transaction contemplated by Section 804 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor corporation, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 804. ASSUMPTION BY GUARANTOR. The Guarantor, or a Subsidiary thereof, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed. Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for and may exercise every right and power of, the Issuer under this indenture with the same effect as if the Guarantor or such Subsidiary had been named as the Issuer herein and the Issuer shall be released from its liability as obligor on Securities.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Securities or Coupons, the Issuer and the Guarantor, each when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Issuer or Guarantor and the assumption by any such successor of the covenants of the Issuer herein and in the Securities contained; or

                  (2) to add to the covenants of the Issuer or Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or Guarantor; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); PROVIDED, HOWEVER, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

                  (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on or Additional Amounts with respect to Registered Securities or Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations, to modify the provisions relating to global Securities or to permit or facilitate the issuance of Securities in uncertificated form, PROVIDED that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, PROVIDED that any such addition, change or elimination not otherwise permitted under this Section 901 shall either (i) become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (ii) not apply to any Security then Outstanding; or

                  (6)      to secure the Securities; or

                  (7) to establish the form or terms of Securities of any series and any related Coupons as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, PROVIDED such provisions shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect; or

                  (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; PROVIDED that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related Coupons or any other series of Securities in any material respect.

         SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders (voting as one class) delivered to the Issuer, the Guarantor and the Trustee, the Issuer and the Guarantor, each when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities and any related Coupons under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption or acceleration thereof, or change any obligation of the Issuer to pay Additional Amounts pursuant to Section 1012 (except as contemplated by Section 801(1) and permitted by Section 901(1) and (4)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon acceleration of the Maturity thereof pursuant to
         Section 502 or the amount  thereof  provable in bankruptcy  pursuant to
         Section 504, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or the interest thereon or any Additional Amounts with respect thereto is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture, or reduce the percentage in principal amount of the Outstanding Securities of any series the consent of whose Holders is required for any waiver with respect to such series (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1013, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, in addition to the documents required by Section 102, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

         SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. In addition, in the event the Guarantee terminates pursuant to Section 1706 without the execution of any supplemental indenture pursuant to this Article, Securities of any Series authenticated and delivered after such termination may, and shall, if required by the Trustee, be authenticated and delivered in a form that does not reference the Guarantor or the Guarantee. If the Issuer shall so determine, new Securities (having the Guarantees duly endorsed thereon by the Guarantor) of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture, or so modified to delete any reference to the Guarantor or the Guarantee, may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, INTEREST AND ADDITIONAL AMOUNTS. The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any Coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1012 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Issuer, all payments of principal may be paid by check to the registered Holder of the Registered Security or other Person entitled thereto against surrender of such Security.

         SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY. If Securities of a series are issuable only as Registered Securities, the Issuer shall maintain in each Place of Payment for that series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this

Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Issuer will maintain: (A) in the Borough of Manhattan, New York City, an office or agency where any Registered Securities of that series may be presented or surrendered for payment or conversion, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment or conversion in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1012) or conversion; PROVIDED, HOWEVER, that if the Securities of that series are listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Issuer will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1012) or conversion at the offices specified in the Security, in London, England.

         Unless otherwise  specified with respect to any Securities  pursuant to
Section 301, no payment of principal, premium or interest on or Additional Amounts in respect of Bearer Securities shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, that, if the Securities of a series are payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any Additional Amounts payable on Securities of such series pursuant to Section 1012)
shall be made at the office of the designated agent of the Issuer's Paying Agent in the Borough of Manhattan, New York City, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Issuer in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Issuer may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified pursuant to
Section 301 with respect to a series of Securities, the Issuer hereby designates as a Place of Payment for each series of Securities the Borough of Manhattan, New York City, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

         Unless otherwise  specified with respect to any Securities  pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Issuer will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

         SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Issuer shall at any time act as its own Paying Agent with respect to any series of Securities and any related Coupons, it will, on or before each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Issuer shall have one or more Paying Agents for any series of Securities and any related Coupons, it will, before each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of, any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities or Additional Amounts in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any such payment of principal (and premium, if any) or interest or Additional Amounts; and

                  (3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction, discharge or defeasance of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, any Security of any series and remaining unclaimed for two years after such principal (and premium, if any), interest or Additional Amounts has become due and payable shall be paid to the Issuer upon Issuer Request along with the interest, if any, that has been accumulated thereon or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, any Security, without interest thereon, and all liability of the

Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

         SECTION 1004. MAKE-WHOLE AMOUNT. If any Securities of a series provide for the payment of a Make-Whole Amount, the Issuer will pay to the Holder of any Security of such series the Make-Whole Amount specified with respect thereto under the terms, conditions and circumstances as contemplated by or pursuant to
Section 301. Whenever in this Indenture there is mentioned, in any context, the payment of premium on or in respect of any Security of any series, such mention shall be deemed to include mention of the payment of the Make-Whole Amount provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, the Make-Whole Amount is or would be payable in respect thereof pursuant to such terms; and express mention of the payment of the Make-Whole Amount (if applicable) in any provisions hereof shall not be construed as excluding the Make-Whole Amount in those provisions hereof where such express mention is not made.

         SECTION 1005.  This Section Intentionally Omitted.

         SECTION 1006. EXISTENCE. Subject to Article Eight, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors of the General Partner shall determine that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1007. MAINTENANCE OF PROPERTIES. The Issuer will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Issuer or any Subsidiary from selling or otherwise disposing for value its properties in the ordinary course of its business.

         SECTION 1008. INSURANCE. The Issuer will, and will cause each of its Subsidiaries to, keep all of its insurable properties insured against loss or damage at least equal to their then full insurable value (subject to reasonable deductibles determined from

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

time to time by the Issuer) with insurers of recognized responsibility and having a rating of at least A:VIII in Best's Key Rating Guide.

         SECTION 1009. PAYMENT OF TAXES AND OTHER CLAIMS. The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any Subsidiary; PROVIDED, HOWEVER, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1010. PROVISION OF FINANCIAL INFORMATION. Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act and for so long as any Securities are Outstanding, the Issuer will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the "Financial Statements") if the Issuer were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so subject.

         The Issuer will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections and
(y) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

         SECTION 1011. STATEMENT AS TO COMPLIANCE. Each of the Issuer and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the General Partner (in the case of the Issuer) or the Company (in the case of the Guarantor) as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and

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status  thereof.  For purposes of this Section 1011,  such  compliance  shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         SECTION 1012. ADDITIONAL AMOUNTS. If any Securities of a series provide for the payment of Additional Amounts, the Issuer will pay to the Holder of any Security of such series or any Coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms; and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Issuer will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are not United States Persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related Coupons and the Issuer will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related Coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related Coupons without withholding or deductions until otherwise advised. The

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

Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Issuer's not furnishing such an Officers' Certificate.

         SECTION 1013. WAIVER OF CERTAIN COVENANTS. The Issuer or the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006 to 1010, inclusive, and any covenant not currently included in this Indenture but specified as applicable to a series of Securities as contemplated by Section 301, with respect to the Securities of any series if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect any such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer or the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Issuer to redeem any Securities shall be evidenced by or pursuant to a Board Resolution of the General Partner. In case of any redemption at the election of the Issuer of less than all of the Securities of any series, the Issuer shall, at least 45 days prior to the giving of the notice of redemption in Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE
REDEEMED. If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular

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

Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 1104. NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

         Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

         All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any,

                  (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

                  (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on

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

         and after the Redemption Date, upon surrender of such Security, the Holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                  (5) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

                  (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion,

                  (7) that the redemption is for a sinking fund, if such is the case,

                  (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Issuer, the Trustee for such series and any Paying Agent is furnished,

                  (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Issuer, on which such exchanges may be made,

                  (10) the CUSIP number or the Euroclear or the CEDEL reference numbers (or any other numbers used by a depositary to identify such Securities), if any, of the Securities to be redeemed, and

                  (11) if applicable, that a Holder of Securities who desires to convert Securities for redemption must satisfy the requirements for conversion contained in such Securities, the then existing conversion price or rate, and the date and time when the option to convert shall expire.

         Notice of redemption of Securities to be redeemed shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.


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

         SECTION 1105. DEPOSIT OF REDEMPTION PRICE. At least one Business Day prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

         SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest, if any, to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of Coupons for such interest; and PROVIDED FURTHER that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each

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

of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Coupons.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

         SECTION 1107. SECURITIES REDEEMED IN PART. Any Registered Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities (having the Guarantee or Guarantees attached thereon) of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS

         SECTION 1201. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Issuer may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities


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

of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Issuer; PROVIDED that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Issuer shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

         SECTION 1301. APPLICABILITY OF ARTICLE. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section
301) in accordance with this Article.

         SECTION 1302. REPAYMENT OF SECURITIES. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Issuer covenants that at least one Business Day prior to the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

         SECTION 1303. EXERCISE OF OPTION. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Issuer shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number or the Euroclear or the CEDEL reference number (or any other number used by a depositary to identify the Security) of the Security, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together


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

with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; PROVIDED, HOWEVER, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Issuer and all questions as to the validity, form, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Issuer, whose determination will be final and binding.

         SECTION 1304. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Issuer on the Repayment Date therein specified, and on and after such Repayment Date (unless the Issuer shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all Coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Issuer, together with accrued interest, if any, to the Repayment Date; PROVIDED, HOWEVER, that Coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such Coupons; and PROVIDED FURTHER that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Issuer shall default in the payment thereof) to the

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Holders of such Securities,  or one or more  Predecessor  Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant Coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1302 an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Coupons.

         If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

         SECTION 1305. SECURITIES REPAID IN PART. Upon surrender of any Registered Security which is to be repaid in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Issuer, a new Registered Security or Securities (with the Guarantee duly endorsed thereon) of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.


                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1401. APPLICABILITY OF ARTICLE; OPTION OF THE ISSUER OR THE GUARANTOR TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. If, pursuant to Section 301, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 1402 or (b) covenant defeasance of the Securities of or within a series under Section 1403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may

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

be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities, the related Guarantees, and any Coupons appertaining thereto, and the Issuer or the Guarantor may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 1402 (if applicable) or Section 1403 (if applicable) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Article.


         SECTION 1402. DEFEASANCE AND DISCHARGE. Upon the Issuer's or the Guarantor's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Issuer and the Guarantor shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto on the date the conditions set forth in Section 1404 are satisfied and the related Guarantee thereto shall terminate (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of their other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust fund described in
Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1012, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article Fourteen, the Issuer or the Guarantor may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any Coupons appertaining thereto.

         SECTION 1403. COVENANT DEFEASANCE. Upon the Issuer's or the Guarantor's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Issuer and the Guarantor shall be released from its obligations under Sections 1006 to 1010, inclusive, and, if specified pursuant to Section 301, its obligations under any other covenant, with

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

respect to such Outstanding Securities and any Coupons appertaining thereto on and after the date the conditions set forth in Section 1404 are satisfied and the related Guarantee thereto shall terminate (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1006 to 1010, inclusive, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or 501(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any Coupons appertaining thereto shall be unaffected thereby.

         SECTION 1404. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Securities of or within a series and any Coupons appertaining thereto:

         (a) The Issuer or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in such currency, currencies or currency unit in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the currency, currencies or currency unit in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and

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

discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto. Notwithstanding the references in this Section 1404(a) to "premium", neither the Issuer nor the Guarantor shall be required to deposit an amount sufficient to pay any premium that would be due and payable only upon acceleration of the Maturity of such Securities pursuant to Section 502.

         (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer or the Guarantor, as the case may be, is a party or by which it is bound.

         (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(6) and 501(7) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (d) In the case of an election under Section 1402, the Issuer or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel stating that (i) it has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (e) In the case of an election under Section 1403, the Issuer or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

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

         (f) The Issuer or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the option by the Issuer or the Guarantor, as the case may be, under Section 1402 or Section 1403 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by it, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

         (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer or the Guarantor, as the case may be, in connection therewith pursuant to Section 301.

         SECTION 1405. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent
(including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

         Unless  otherwise  specified  with respect to any Security  pursuant to
Section 301, if, after a deposit  referred to in Section  1404(a) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the currency or currency unit in which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

         The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

         Anything in this  Article to the contrary  notwithstanding,  subject to
Section 606, the Trustee shall deliver or pay to the Issuer or the Guarantor, as the case may be, from time to time upon Issuer Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.


                                ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

         SECTION 1501. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. If Securities of a series are issuable, in whole or in part, as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

         SECTION 1502. CALL, NOTICE AND PLACE OF MEETINGS. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, New York City, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Issuer, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, New York City, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.


         SECTION 1503. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be
(1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

         SECTION 1504. QUORUM; ACTION. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; PROVIDED, HOWEVER, that if any action is to be taken at such meeting with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, then with respect to such action (and only such action) the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting duly convened or an adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting duly convened or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

         Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

                  a. there shall be no minimum quorum requirement for such meeting; and

                  b. the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

         SECTION 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 1502(b), in which case the Issuer or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

         SECTION 1506. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



                                 ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

         SECTION 1601. SECURITIES IN FOREIGN CURRENCIES. Except as otherwise provided in the definition of "Outstanding" in Section 101, whenever this Indenture provides for any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency or currencies other than Dollars shall be treated for any such distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

         SECTION 1602. LIMITED LIABILITY. Notwithstanding any other provision of this Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under any Security, including, without limitation, the principal of, premium, if any, or interest payable under any Security, or for the payment or performance of any obligation under, or for any claim based on, this Indenture or otherwise in respect hereof, against any partner of the Issuer, whether limited or general, including the General Partner, or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner, under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any of such parties be personally liable for any such amounts, obligations or claims, or liable for any deficiency judgment based thereon or with respect thereto, it being expressly understood that the sole remedies hereunder or under any other document with respect to the Securities against such parties with respect to such amounts, obligations or claims shall be against the Issuer and that all such liability of such parties is and is to be, by the acceptance hereof, expressly waived and released as a condition of, and as consideration for, the execution of this Indenture. It is expressly understood and agreed, however, that nothing contained in this Section 1602 shall (a) in any manner or way constitute or be deemed a release of the debt evidenced by the Securities or (b) impair, in any manner, any rights, remedies or recourse any Holder may have against the General Partner for fraud or misappropriation of any insurance proceeds, condemnation proceeds, rents, profits or issues in respect of the Issuer in violation of the terms of this Indenture.



                                ARTICLE SEVENTEEN

                            GUARANTEES OF SECURITIES

         SECTION 1701. GUARANTEES. (a) The Guarantor hereby guarantees, to each Holder of a Security now or hereafter authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Issuer hereunder or thereunder, (i) the payment of principal of, premium, if any, interest on (including post-petition interest in any proceeding under any federal or state law or regulation relating to any Bankruptcy Law whether or not an allowed claim in such proceeding) and any other amounts payable with respect to such Security, and (ii) all other monetary obligations payable by the Issuer under this Indenture and the Securities; when and as the same shall become due and payable, whether at Maturity, on redemption, by declaration of acceleration or otherwise (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), in accordance with the terms of any such Security and of this Indenture.

         (b) The Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Article Seventeen.

         (c) The Guarantees set forth in this Article Seventeen shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

         SECTION 1702. EXECUTION AND DELIVERY OF GUARANTEES. (a) To evidence the Guarantees contemplated in this Article Seventeen, the Guarantor hereby agrees to execute Guarantees endorsed on each Security authenticated and delivered by the Trustee.

         (b) The Guarantees endorsed on the Securities shall be executed on behalf of the Guarantor, by manual or facsimile signature of the Chief Executive Officer, the President or one of the Executive Vice Presidents of the Company, as general partner of the Guarantor. If such officer whose signature is on the Guarantee no longer holds that office at the time the Trustee authenticates the Security on which the Guarantees are endorsed or at the date of such Guarantees, such Guarantees shall be valid nevertheless.

         (c) The delivery of any Security with Guarantees endorsed thereon by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantees set forth in this Indenture on behalf of the Guarantor.

         SECTION 1703. GUARANTEES UNCONDITIONAL, ETC. The Guarantor hereby agrees that its obligations hereunder shall be continuing and absolute and unconditional, irrespective of: the recovery of any judgment against the Issuer; any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Issuer under this Indenture or any Security, by operation of law or otherwise; any modification or amendment of or supplement to this Indenture or any Security; any change in the partnership existence, structure or ownership of the Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or its assets or any resulting release or discharge of any obligation of the Issuer contained in this Indenture or any Security; the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Issuer, the Trustee, any Holder or any other Person, whether in connection herewith or any unrelated transactions, PROVIDED, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; any invalidity or unenforceability relating to or against the Issuer for any reason of this Indenture or any Security, or any provision of applicable law or regulation purporting to prohibit the payment by the Issuer of the principal of or interest on any Security or any other Guaranteed Obligation; or any other act or omission to act or delay of any kind by the Issuer, the Trustee, any Holder or any other Person or any other circumstance whatsoever which might, but for the provisions of this
Section 1703, constitute a legal or equitable discharge of the Guarantor's obligations hereunder. The Guarantor hereby waives diligence, presentment, protest, notice and all demands whatsoever and covenants that the Guarantees will not be discharged except by the complete performance of the obligations contained in the Securities, this Indenture and in this Article Seventeen. The Guarantor's obligations hereunder and under the Guarantees shall remain in full force and effect until the termination thereof under Section 1706 or the principal of and interest on the Securities and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of or interest on any Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, the Guarantor's obligations hereunder and under the Guarantees with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and this Article Seventeen, to the extent theretofore discharged, shall be reinstated in full force and effect.

         SECTION 1704. SUBROGATION. The Guarantor shall be subrogated to all rights of the Holder of any Security against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of the related Guarantee; PROVIDED, HOWEVER, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of and interest on all Securities shall have been paid in full.

         SECTION 1705. COVENANT OF THE GUARANTOR. The Guarantor covenants and agrees for the benefit of the Holders of each series of Securities that it shall take no action which would cause the Issuer to violate any covenant or agreement under this Indenture.

         SECTION 1706. TERMINATION OF THE GUARANTEE. The obligations of the Guarantor under this Indenture shall terminate at such time the Guarantor merges or consolidates with the Issuer or at such other time as the Issuer acquires all of the assets and partnership interests of the Guarantor.

         SECTION 1707. LIMITED LIABILITY. Notwithstanding any other provision of this Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under any Security, including, without limitation, the principal of, premium, if any, or interest payable under any Security, or for the payment or performance of any obligation under, or for any claim based on, this Indenture or otherwise in respect hereof, against any partner of the Guarantor, whether limited or general, including the Company, or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner, under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any of such parties be personally liable for any such amounts, obligations or claims, or liable for any deficiency judgment based thereon or with respect thereto, it being expressly understood that the sole remedies hereunder or under any other document with respect to the guaranteed obligations against such parties with respect to such amounts, obligations or claims shall be against the Guarantor and that all such liability of such parties is and is to be, by the acceptance hereof, expressly waived and released as a condition of, and as consideration for, the execution of this Indenture. It is expressly understood and agreed, however, that nothing contained in this
Section 1707 shall in any manner or way constitute or be deemed a release of the Guarantee endorsed on any of the Securities.

                                    * * * * *

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                           SIMON DEBARTOLO GROUP, L.P.

                           By:    SD Property Group, Inc., its
                                  managing general partner


                           By:    /s/
                                ---------------------------------


Attest:


/s/
-------------------------------



                           SIMON PROPERTY GROUP, L.P.

                              By:    Simon DeBartolo Group, Inc.,
                                     its sole general partner


                              By:    /s/
                                   ----------------------------------


Attest:


/s/
--------------------------------



                            THE CHASE MANHATTAN BANK
                             as Trustee


                            By:    /s/
                                 -----------------------------------


Attest:


/s/
---------------------------------

EXHIBIT A

                             FORMS OF CERTIFICATION



                                   EXHIBIT A-1

               FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
                TO RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

     [Insert title or sufficient description of Securities to be delivered]

         This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Simon-DeBartolo Group, L.P. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States thereof and the District of Columbia); and its
"possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the
Northern Mariana Islands.

                                     A-1-1

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certificate excepts and does not relate to U.S. $_______________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

         We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated: __________________, 19__
[To be dated no earlier than the 15th day prior to (i) the Exchange Date or (ii) the relevant
Interest Payment Date occurring prior to the Exchange Date, as applicable]

                                             [Name of Person Making
                                             Certification]


                                             _______________________________
                                             (Authorized Signatory)
                                             Name:
                                             Title:




                                      A-1-2

                                   EXHIBIT A-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                AND CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF
                 A PORTION OF A TEMPORARY GLOBAL SECURITY OR TO
               OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

     [Insert title or sufficient description of Securities to be delivered]


         This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$] _______________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise Simon-DeBartolo Group, L.P. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America (including the States thereof and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                                     A-2-1

         We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated: _____________ 19__
[To be dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                        [Morgan Guaranty Trust Company of
                        New York, Brussels Office],
                        as Operator of the Euroclear System
                        [Cedel S.A.]


                        By: _______________________________




                                      A-2-2

                                TABLE OF CONTENTS

ARTICLE AND SECTION NUMBER                                                                                     PAGE


                                                    ARTICLE ONE

                              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........................  1
         SECTION 101.  Definitions..............................................................................  1
         SECTION 102.  Compliance Certificates and Opinions..................................................... 11
         SECTION 103.  Form of Documents Delivered to Trustee................................................... 12
         SECTION 104.  Acts of Holders.......................................................................... 12
         SECTION 105.  Notices, etc., to Trustee, Issuer and/or
                  Guarantor..................................................................................... 14
         SECTION 106.  Notice to Holders; Waiver................................................................ 15
         SECTION 107.  Effect of Headings and Table of Contents................................................. 16
         SECTION 108.  Successors and Assigns................................................................... 16
         SECTION 109.  Separability Clause...................................................................... 16
         SECTION 110.  Benefits of Indenture.................................................................... 16
         SECTION 111.  Governing Law............................................................................ 16
         SECTION 112.  Legal Holidays........................................................................... 16

                                                    ARTICLE TWO

                                        FORMS OF SECURITIES AND GUARANTEES...................................... 17
         SECTION 201.  Forms of Securities and Guarantees....................................................... 17
         SECTION 202.  Form of Trustee's Certificate of
                  Authentication................................................................................ 18
         SECTION 203.  Securities Issuable in Global Form....................................................... 18

                                                   ARTICLE THREE

                                                  THE SECURITIES................................................ 19
         SECTION 301.  Amount Unlimited; Issuable in Series..................................................... 19
         SECTION 302.  Denominations............................................................................ 24
         SECTION 303.  Execution, Authentication, Delivery and
                  Dating........................................................................................ 24
         SECTION 304.  Temporary Securities..................................................................... 26
         SECTION 305.  Registration, Registration of Transfer
                  and Exchange.................................................................................. 29
         SECTION 306.  Mutilated, Destroyed, Lost and Stolen
                  Securities.................................................................................... 32
         SECTION 307.  Payment of Interest; Interest Rights
                  Preserved..................................................................................... 34
         SECTION 308.  Persons Deemed Owners.................................................................... 36
         SECTION 309.  Cancellation............................................................................. 37
         SECTION 310.  Computation of Interest.................................................................. 38

                                                   ARTICLE FOUR

                                            SATISFACTION AND DISCHARGE.......................................... 38
         SECTION 401.  Satisfaction and Discharge of Indenture.................................................. 38
         SECTION 402.  Application of Trust Funds............................................................... 40
         SECTION 403.  Reinstatement............................................................................ 40

                                                   ARTICLE FIVE
                                                     REMEDIES................................................... 40
         SECTION 501.  Events of Default........................................................................ 40
         SECTION 502.  Acceleration of Maturity; Rescission and
                  Annulment..................................................................................... 42
         SECTION 503.  Collection of Indebtedness and Suits for
                  Enforcement by Trustee........................................................................ 44
         SECTION 504.  Trustee May File Proofs of Claim......................................................... 44
         SECTION 505.  Trustee May Enforce Claims Without
                  Possession of Securities or Coupons........................................................... 45
         SECTION 506.  Application of Money Collected........................................................... 46
         SECTION 507.  Limitation on Suits...................................................................... 46
         SECTION 508.  Unconditional Right of Holders to Receive
                  Principal, Premium, if any, Interest and
                  Additional Amounts............................................................................ 47
         SECTION 509.  Restoration of Rights and Remedies....................................................... 47
         SECTION 510.  Rights and Remedies Cumulative........................................................... 47
         SECTION 511.  Delay or Omission Not Waiver............................................................. 48
         SECTION 512.  Control by Holders of Securities......................................................... 48
         SECTION 513.  Waiver of Past Defaults.................................................................. 48
         SECTION 514.  Waiver of Usury, Stay or Extension Laws.................................................. 49
         SECTION 515.  Undertaking for Costs.................................................................... 49

                                                    ARTICLE SIX

                                                    THE TRUSTEE................................................. 49
         SECTION 601.  Notice of Defaults....................................................................... 49
         SECTION 602.  Certain Rights of Trustee................................................................ 50
         SECTION 603.  Not Responsible for Recitals or Issuance
                  of Securities................................................................................. 51
         SECTION 604.  May Hold Securities...................................................................... 52
         SECTION 605.  Money Held in Trust...................................................................... 52
         SECTION 606.  Compensation and Reimbursement........................................................... 52
         SECTION 607.  Corporate Trustee Required; Eligibility;
                  Conflicting Interests......................................................................... 53
         SECTION 608.  Resignation and Removal; Appointment of
                  Successor..................................................................................... 53
         SECTION 609.  Acceptance of Appointment by Successor................................................... 55
         SECTION 610.  Merger, Conversion, Consolidation or
                  Succession to Business........................................................................ 56
         SECTION 611.  Appointment of Authenticating Agent...................................................... 56

                                                   ARTICLE SEVEN

                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER............................... 58
         SECTION 701.  Disclosure of Names and Addresses of
                  Holders....................................................................................... 58
         SECTION 702.  Reports by Trustee....................................................................... 58
         SECTION 703.  Reports by Issuer........................................................................ 58
         SECTION 704.  Issuer to Furnish Trustee Names and
                  Addresses of Holders.......................................................................... 59

                                                   ARTICLE EIGHT

                                 CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE............................... 59
         SECTION 801.  Consolidations and Mergers of Issuer or
                  Guarantor, and Sales, Leases and Conveyances
                  Permitted Subject to Certain Conditions....................................................... 59
         SECTION 802.  Rights and Duties of Successor
                  Corporation................................................................................... 60
         SECTION 803.  Officers' Certificate and Opinion of
                  Counsel....................................................................................... 61
         SECTION 804.  Assumption by Guarantor.................................................................. 61

                                                   ARTICLE NINE

                                              SUPPLEMENTAL INDENTURES........................................... 61
         SECTION 901.  Supplemental Indentures without Consent
                  of Holders.................................................................................... 61
         SECTION 902.  Supplemental Indentures with Consent of
                  Holders....................................................................................... 63
         SECTION 903.  Execution of Supplemental Indentures..................................................... 64
         SECTION 904.  Effect of Supplemental Indentures........................................................ 64
         SECTION 905.  Conformity with Trust Indenture Act...................................................... 64
         SECTION 906.  Reference in Securities to Supplemental
                  Indentures.................................................................................... 65

                                                    ARTICLE TEN

                                                     COVENANTS.................................................. 65
         SECTION 1001.  Payment of Principal, Premium, if any,
                  Interest and Additional Amounts............................................................... 65
         SECTION 1002.  Maintenance of Office or Agency......................................................... 65
         SECTION 1003.  Money for Securities Payments to Be Held
                  in Trust...................................................................................... 67
         SECTION 1004.  Make-Whole Amount....................................................................... 69
         SECTION 1005.  This Section Intentionally Omitted...................................................... 69
         SECTION 1006.  Existence............................................................................... 69
         SECTION 1007.  Maintenance of Properties............................................................... 69
         SECTION 1008.  Insurance............................................................................... 69
         SECTION 1009.  Payment of Taxes and Other Claims....................................................... 70
         SECTION 1010.  Provision of Financial Information...................................................... 70
         SECTION 1011.  Statement as to Compliance.............................................................. 70
         SECTION 1012.  Additional Amounts...................................................................... 71
         SECTION 1013.  Waiver of Certain Covenants............................................................. 72

                                                  ARTICLE ELEVEN

                                             REDEMPTION OF SECURITIES........................................... 72
         SECTION 1101.  Applicability of Article................................................................ 72
         SECTION 1102.  Election to Redeem; Notice to Trustee................................................... 72
         SECTION 1103.  Selection by Trustee of Securities to Be
                  Redeemed...................................................................................... 72
         SECTION 1104.  Notice of Redemption.................................................................... 73
         SECTION 1105.  Deposit of Redemption Price............................................................. 75
         SECTION 1106.  Securities Payable on Redemption Date................................................... 75
         SECTION 1107.  Securities Redeemed in Part............................................................. 76

                                                  ARTICLE TWELVE

                                                   SINKING FUNDS................................................ 76
         SECTION 1201.  Applicability of Article................................................................ 76
         SECTION 1202.  Satisfaction of Sinking Fund Payments
                  with Securities............................................................................... 76
         SECTION 1203.  Redemption of Securities for Sinking
                  Fund.......................................................................................... 77

                                                 ARTICLE THIRTEEN

                                        REPAYMENT AT THE OPTION OF HOLDERS...................................... 78
         SECTION 1301.  Applicability of Article................................................................ 78
         SECTION 1302.  Repayment of Securities................................................................. 78
         SECTION 1303.  Exercise of Option...................................................................... 78
         SECTION 1304.  When Securities Presented for Repayment
                  Become Due and Payable........................................................................ 79
         SECTION 1305.  Securities Repaid in Part............................................................... 80

                                                 ARTICLE FOURTEEN

                                        DEFEASANCE AND COVENANT DEFEASANCE...................................... 80
         SECTION 1401.  Applicability of Article; Option of the
                  Issuer or the Guarantor to Effect Defeasance or
                  Covenant Defeasance........................................................................... 80
         SECTION 1402.  Defeasance and Discharge................................................................ 81
         SECTION 1403.  Covenant Defeasance..................................................................... 81
         SECTION 1404.  Conditions to Defeasance or Covenant
                  Defeasance.................................................................................... 82
         SECTION 1405.  Deposited Money and Government
                  Obligations to Be Held in Trust; Other
                  Miscellaneous Provisions...................................................................... 84

                                                  ARTICLE FIFTEEN

                                         MEETINGS OF HOLDERS OF SECURITIES...................................... 85
         SECTION 1501.  Purposes for Which Meetings May Be
                  Called........................................................................................ 85
         SECTION 1502.  Call, Notice and Place of Meetings...................................................... 85
         SECTION 1503.  Persons Entitled to Vote at Meetings.................................................... 86
         SECTION 1504.  Quorum; Action.......................................................................... 86
         SECTION 1505.  Determination of Voting Rights; Conduct
                  and Adjournment of Meetings................................................................... 87
         SECTION 1506.  Counting Votes and Recording Action of
                  Meetings...................................................................................... 88

                                                  ARTICLE SIXTEEN

                                             MISCELLANEOUS PROVISIONS........................................... 89
         SECTION 1601.  Securities in Foreign Currencies........................................................ 89
         SECTION 1602.  Limited Liability....................................................................... 89

                                                 ARTICLE SEVENTEEN

                                             GUARANTEES OF SECURITIES........................................... 90
         SECTION 1701.  Guarantees.............................................................................. 90
         SECTION 1702.  Execution and Delivery of
         Guarantees............................................................................................. 90
         SECTION 1704.  Subrogation............................................................................. 92
         SECTION 1705.  Covenant of the Guarantor............................................................... 92
         SECTION 1706.  Termination of the Guarantee............................................................ 92
         SECTION 1707.  Limited Liability....................................................................... 92


Exhibits

EXHIBIT A-1
EXHIBIT A-2

                           SIMON DEBARTOLO GROUP, L.P.
                                     ISSUER

                                       AND

                           SIMON PROPERTY GROUP, L.P.
                                    GUARANTOR

                                       TO

                            THE CHASE MANHATTAN BANK
                                     TRUSTEE


                              --------------------


                          FIRST SUPPLEMENTAL INDENTURE

                          DATED AS OF NOVEMBER 26, 1996

                              --------------------


                 $250,000,000 67/8% NOTES DUE NOVEMBER 15, 2006


                            SUPPLEMENT TO INDENTURE,
                         DATED AS OF NOVEMBER 26, 1996,
                                      AMONG
                           SIMON DEBARTOLO GROUP, L.P.
                           SIMON PROPERTY GROUP, L.P.
                                       AND
                            THE CHASE MANHATTAN BANK,
                                   AS TRUSTEE

                  FIRST SUPPLEMENTAL INDENTURE, dated as of November 26, 1996, among SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Issuer" or the "Operating Partnership"), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, Simon Property Group, L.P., a Delaware limited partnership (the "Guarantor") having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204 and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001.


                                    RECITALS

                  WHEREAS, the Issuer executed and delivered its Indenture (the "Original Indenture"), dated as of November 26, 1996, to the Trustee to issue from time to time for its lawful purposes debt securities evidencing its unsecured and unsubordinated indebtedness issued under the Original Indenture;

                  WHEREAS, the Guarantor executed and delivered the Original Indenture to the Trustee to guarantee the due and punctual payment of principal of, premium, if any, interest on, and any other amounts with respect to, each series of debt securities evidencing the unsecured and unsubordinated indebtedness of the Issuer, issued under the Original Indenture, when and as the same shall become due and payable, whether on an interest payment date, a maturity date, on redemption, by declaration of acceleration or otherwise;

                  WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities, which shall be guaranteed by the Guarantor, and establish the form and terms and conditions thereof;

                  WHEREAS, the Issuer intends by this Supplemental Indenture (i) to create a series of debt securities, in an aggregate principal amount of $250,000,000 entitled "Simon DeBartolo Group, L.P. 67/8% Notes due November 15, 2006 (the "Notes"); and (ii) to establish the form and the terms and conditions of such Notes;

                  WHEREAS, the Guarantor intends by this Supplemental Indenture to guarantee the due and punctual payment of principal of, premium, if any, interest on, and any other amounts with respect to, the Notes, when and as the same shall become due and payable, whether on an interest payment date, a maturity date, on redemption, by declaration of acceleration or otherwise (the "Guarantee");

                  WHEREAS, the Board of Directors of SD Property Group, Inc., the managing general partner of the Issuer, has approved the creation of the Notes and the forms, terms and conditions thereof;

                  WHEREAS, the Board of Directors of Simon DeBartolo Group, Inc., the sole general partner of the Guarantor, has approved the creation of the Guarantee and the forms, terms and conditions thereof; and
                  WHEREAS, all actions required to be taken under the Original Indenture with respect to this Supplemental Indenture have been taken.

                  NOW, THEREFORE IT IS AGREED:


                                   ARTICLE ONE

                   DEFINITIONS, CREATION, FORMS AND TERMS AND
                             CONDITIONS OF THE NOTES

                  SECTION 1.01 DEFINITIONS. Capitalized terms used in this Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. Certain terms, used principally in Article Two of this Supplemental Indenture, are defined in that Article. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

                  "GLOBAL NOTE" means a single fully-registered global note in book-entry form, without Coupons, substantially in the form of Exhibit A attached hereto.

                  "INDENTURE" means the Original Indenture as supplemented by this First Supplemental Indenture.

                  "MAKE-WHOLE AMOUNT" means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment of each Dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such Dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the Notes being redeemed or accelerated.

                  "NOTES" means the Issuer's 67/8% Notes due November 15, 2006, in an aggregate principal amount of $250,000,000.

                  "REINVESTMENT RATE" means the yield on treasury securities at a constant maturity corresponding to the remaining life (as of the date of redemption and rounded to the nearest month) to Stated Maturity of the principal being redeemed (the "Treasury Yield"), plus .25%. For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release under the heading "Week Ending" for "U.S. Government Securities -- Treasury Constant Maturities" with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds to such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities, rounding each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Issuer.

                  "STATISTICAL RELEASE" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

                  SECTION 1.02 CREATION OF THE NOTES. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates the Notes as a separate series of its Securities issued pursuant to the Indenture. The Notes shall be issued in an aggregate principal amount of $250,000,000.

                  SECTION 1.03 FORM OF THE NOTES. The Notes will be issued in the form of a Global Note which will be deposited with, or on behalf of, DTC and registered in the name of "Cede & Co" as the nominee of DTC. The Notes shall be substantially in the form of Exhibit A attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in such Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

                  SECTION 1.04 TERMS AND CONDITIONS OF THE NOTES. The Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this First Supplemental Indenture, and in particular, the following provisions shall be terms of the Notes:

                  (a) TITLE AND AGGREGATE PRINCIPAL AMOUNT. The title of the Notes shall be as specified in the Recitals; and the aggregate principal amount of the Notes shall be as specified in Section 1.02 of this First Supplemental Indenture, except as permitted by Section 306 of the Original Indenture.

                  (b) STATED MATURITY. The Notes shall mature, and the unpaid principal thereon shall be payable, on November 15, 2006.

                  (c) INTEREST. The rate per annum at which interest shall be payable on the Notes shall be 67/8%, and such interest shall accrue beginning November 26, 1996. Interest on the Notes shall be payable semi-annually in arrears on each May 15 and November 15, commencing May 15, 1997 (each an "Interest Payment Date"), and on the Stated Maturity as specified in Section 1.04(b) of this First Supplemental Indenture, to the Persons (the "Holders") in whose names the applicable Notes are registered in the Security Register applicable to the Notes at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "Regular Record Date"). Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

                  (d) SINKING FUND, REDEMPTION OR REPAYMENT. No sinking fund shall be provided for the Notes and the Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
         (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"), all in accordance with the provisions of Article Eleven of the Original Indenture.

                  If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the Notes from and after the Redemption Date will be to receive payment of the Redemption Price upon surrender of such Notes in accordance with such notice.

                  (e) REGISTRATION AND FORM. The Notes shall be issuable as Registered Securities in permanent global form, and the depositary with respect to the Notes shall initially be DTC. Principal and interest payments on interests represented by a Global Note will be made to DTC or its nominee, as the case may be, as the registered Holder of such Global Note. All payments of principal and interest in respect of the Notes will be made by the Issuer in immediately available funds.

                  (f) DEFEASANCE AND COVENANT DEFEASANCE. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the Notes.

                  (g) MAKE-WHOLE AMOUNT PAYABLE UPON ACCELERATION. Upon any acceleration of the Stated Maturity of the Notes in accordance with
         Section 502
         of the Original Indenture, the Make-Whole Amount on the Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

                  (h) GUARANTEE. The provisions of Article Seventeen of the Original Indenture shall be applicable to the Notes.




                                   ARTICLE TWO

                    COVENANTS FOR BENEFIT OF HOLDERS OF NOTES

                  The Operating Partnership covenants and agrees, for the benefit of the Holders of the Notes, as follows:

                  LIMITATIONS ON INCURRENCE OF DEBT. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than intercompany debt (representing Debt to which the only parties are the Company, the Operating Partnership and any of their Subsidiaries (but only so long as such Debt is held solely by any of the Company, the Operating Partnership and any Subsidiary) that is subordinate in right of payment to the Notes), if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt would be greater than 60% of the sum of (i) the Operating Partnership's Adjusted Total Assets (as defined below) as of the end of the fiscal quarter prior to the incurrence of such additional Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Debt.

                  In addition to the foregoing limitation on the incurrence of Debt, the Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, pledge, encumbrance or security interest of any kind upon any of the property of the Operating Partnership or any Subsidiary ("Secured Debt"), whether owned at the date of the Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 55% of the sum of (i) the Operating Partnership's Adjusted Total Assets as of the end of the fiscal quarter prior to the incurrence of such additional Secured Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Secured Debt.

                  In addition to the foregoing limitations on the incurrence of Debt, the Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Annualized EBITDA After Minority Interest to Interest Expense (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.75 to 1 on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred since the first day of such four-quarter period had been incurred, and the proceeds therefrom had been applied (to whatever purposes such proceeds had been applied as of the date of calculation of such ratio), at the beginning of such period, (ii) any other Debt that has been repaid or retired since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period),
(iii) any income earned as a result of any assets having been placed in service since the end of such four-quarter period had been earned, on an annualized basis, during such period, and (iv) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

                  For purposes of the foregoing provisions regarding the limitation on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Operating Partnership, its Subsidiaries and by any unconsolidated joint venture, whenever the Operating Partnership, any Subsidiary, or any unconsolidated joint venture, as the case may be, shall create, assume, guarantee or otherwise become liable in respect thereof.

                  MAINTENANCE OF UNENCUMBERED ASSETS. The Operating Partnership is required to maintain Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt (as defined below) of the Operating Partnership.

                  As used herein:

                  "ADJUSTED TOTAL ASSETS" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of the Company (as defined below) issued in the initial public offering of the Company (the "IPO") and the units of the Operating Partnership not held by the Company outstanding on the date of the IPO, by $22.25 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the Company on the date of the IPO, less any portion applicable to minority interests, (iii) the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures on the date of the IPO, (iv) the purchase price or cost of any real estate assets acquired
(including the value, at the time of such acquisition, of any units of the Operating Partnership or shares of common stock of the Company issued in connection therewith) or developed after the IPO by the Operating Partnership or any Subsidiary, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of the purchase price or cost of any real estate assets acquired or developed after the IPO by any unconsolidated joint venture, (v) the value of the Merger compiled as the sum of (a) the purchase price including all related closing costs and (b) the value of all outstanding indebtedness less any portion attributable to minority interests, including the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures at the Merger date, and (vi) working capital of the Operating Partnership; subject, however, to reduction by the amount of the proceeds of any real estate assets disposed of after the IPO by the Operating Partnership or any Subsidiary, less any portion applicable to minority interests, and by the Operating Partnership's allocable portion, based on its ownership interest, of the proceeds of any real estate assets disposed of after the IPO by unconsolidated joint ventures.

                  "ANNUALIZED EBITDA" means earnings before interest, taxes, depreciation and amortization for all properties with other adjustments as are necessary to exclude the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, adjusted to reflect the assumption that (i) any income earned as a result of any assets having been placed in service since the end of such period had been earned, on an annualized basis, during such period, and (ii) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such period, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition.

                  "ANNUALIZED EBITDA AFTER MINORITY INTEREST" means Annualized EBITDA after distributions to third party joint venture partners.

                  "COMPANY" means Simon DeBartolo Group, Inc., a Maryland corporation and a general partner of the Operating Partnership and the sole general partner of the Guarantor.

                  "DEBT" means any indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of indebtedness of unconsolidated joint ventures, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, as determined in accordance with generally accepted accounting principles, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary directly, or indirectly through unconsolidated joint ventures, as determined in accordance with generally accepted accounting principles, (iii) reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable and (iv) any lease of property by the Operating Partnership or any Subsidiary as lessee which is reflected in the Operating Partnership's consolidated balance sheet as a capitalized lease or any lease of property by an unconsolidated joint venture as lessee which is reflected in such joint venture's balance sheet as a capitalized lease, in each case, in accordance with generally accepted accounting principles; provided, that Debt also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise, items of indebtedness of another Person (other than the Operating Partnership or any Subsidiary) described in clauses (i) through (iv) above (or, in the case of any such obligation made jointly with another Person, the Operating Partnership's or Subsidiary's allocable portion of such obligation based on its ownership interest in the related real estate assets).

                  "FIXED CHARGES AND PREFERRED UNIT DISTRIBUTIONS" consist of interest costs, whether expensed or capitalized, the interest component of rental expense and amortization of debt issuance costs, including the Operating Partnership's pro rata share based on its ownership interest of joint venture interest costs, whether expensed or capitalized, and the interest components of rental expense and amortization of debt issuance costs, plus any distributions on outstanding preferred units.

                  "INTEREST EXPENSE" includes the Operating Partnership's pro rata share of joint venture interest expense and is reduced by amortization of debt issuance costs.

                  "UNENCUMBERED ANNUALIZED EBITDA AFTER MINORITY INTEREST" means Annualized EBITDA After Minority Interest less any portion thereof attributable to assets serving as collateral for Secured Debt (as defined above).

                  "UNENCUMBERED ASSETS" as of any date shall be equal to Adjusted Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

                  "UNSECURED DEBT" means Debt which is not secured by any mortgage, lien, pledge, encumbrance or security interest of any kind.



                                  ARTICLE THREE

                                     TRUSTEE

                  SECTION 3.01 TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution thereof by the Issuer. The recitals of fact contained herein shall be taken as the statements solely of the Issuer and the Guarantor, and the Trustee assumes no responsibility for the correctness thereof.

                                  ARTICLE FOUR

                            MISCELLANEOUS PROVISIONS

                  SECTION 4.01 RATIFICATION OF ORIGINAL INDENTURE. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

                  SECTION 4.02 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  SECTION  4.03  SUCCESSORS  AND  ASSIGNS.   All  covenants  and
agreements in this Supplemental Indenture by the Issuer and Guarantor shall bind their successors and assigns, whether so expressed or not.

                  SECTION 4.04 SEPARABILITY CLAUSE. In case any one or more of the provisions contained in this Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 4.05 GOVERNING LAW. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

                  SECTION 4.06 COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                     * * * *
                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.


                                     SIMON DEBARTOLO GROUP, L.P.

                                     By: SD Property Group, Inc.,
                                            its managing general partner

                                            By:  /s/
                                                 -------------------------------

Attest:

/s/
------------------------------



                                     SIMON PROPERTY GROUP, L.P.

                                     By: Simon DeBartolo Group, Inc.,
                                             its sole general partner

                                             By: /s/
                                                 -------------------------------

Attest:

/s/
------------------------------


                                     THE CHASE MANHATTAN BANK
                                       as Trustee

                                     By:  /s/
                                          --------------------------------------

Attest:

/s/
------------------------------

                                                                       EXHIBIT A


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                                            REGISTERED

NO. [__________]                                                PRINCIPAL AMOUNT

CUSIP NO. 828783AA8                                              $[            ]

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                        67/8% NOTE DUE NOVEMBER 15, 2006


                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [ ] Dollars on November 15, 2006 (the "Maturity Date"), and to pay interest thereon from November 26, 1996, semi-annually in arrears on May 15 and November 15 of each year (each, an "Interest Payment Date"), commencing on May 15, 1997, and on the Maturity Date, at the rate of 67/8% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  The principal of each Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including November 26, 1996, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.


Dated:



                                     SIMON DEBARTOLO GROUP, L.P.
                                              as Issuer

                                     By:  SD PROPERTY GROUP, INC.
                                              as Managing General Partner


                                     By:  ______________________________
                                              Name:
                                              Title:

Attest:

------------------------------
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                      THE CHASE MANHATTAN BANK
                                               as Trustee


                                      By:  ______________________________
                                               Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                        67/8% NOTE DUE NOVEMBER 15, 2006


                  This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and the Guarantor to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the First Supplemental Indenture, dated November 26, 1996, among the Issuer, the Guarantor and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer, the Guarantor and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This security is one of a series designated as the Simon DeBartolo Group, L.P. 67/8% Notes due November 15, 2006, limited in aggregate principal amount to $250,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Defaults, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case amy be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such
Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantor, as the case may be, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the

Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Guarantor, the Trustee and any authorized agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Guarantor nor the Trustee nor any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this Note.

               FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE

                                    GUARANTEE

                  The undersigned, as Guarantor (the "Guarantor") under the Indenture, dated as of November 26, 1996, duly executed and delivered by Simon DeBartolo Group, L.P. (the "Issuer") and the Guarantor, to The Chase Manhattan Bank, as Trustee (as the same may be amended or supplemented from time to time, the "Indenture"), and referred to in the Security upon which this notation is endorsed (the "Security") (i) has unconditionally guaranteed as a primary obligor and not a surety (the "Guarantee") (a) the payment of principal of, premium, if any, interest on (including post-petition interest in any proceeding under any federal or state law or regulation relating to any Bankruptcy Law whether or not an allowed claim in such proceeding), and any other amounts payable with respect to the Security, and (b) all other monetary obligations payable by the Issuer under the Indenture and the Security; when and as the same shall become due and payable, whether at Maturity, on redemption, by declaration of acceleration or otherwise (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), in accordance with the terms of the Security and the Indenture and (ii) has agreed to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under Article 17 of the Indenture.

                  The obligations of the Guarantor to the Holders of the Security pursuant to this Guarantee and the Indenture are expressly set forth in
Article 17 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

                  This is a continuing Guarantee and shall remain in full force and effect until the termination thereof under Section 1706 or until the principal of and interest on the Security and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of, or interest on, the Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, the Guarantor's obligations hereunder and under the Guarantee with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and Article 17 of the Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

                  Pursuant to Section 1706 of the Indenture, the obligations of the Guarantor under the Indenture shall terminate at such time the Guarantor merges or consolidates with the Issuer or at such other time as the Issuer acquires all of the assets and partnership interests of the Guarantor in accordance with the Indenture.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Security, including, without limitation, the principal of, premium, if any, or interest payable under the Security, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Guarantor, whether limited or general, including Simon DeBartolo Group, Inc. (the "Company"), or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Guarantee and the Indenture or under any other document with respect to the Guaranteed Obligations against such parties with respect to such amounts, obligations or claims shall be against the Guarantor.

                  This Guarantee shall not be valid or become obligatory for any purpose with respect to the Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

                  THE TERMS OF ARTICLE 17 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

                  Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.


                                     SIMON PROPERTY GROUP, L.P.
                                              as Guarantor

                                     By:  Simon DeBartolo Group, Inc.,
                                              its sole general partner


                                     By:  ______________________________
                                              Name:
                                              Title:




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